United States
Securities and Exchange Commission
Washington, D.C.  20549

Form N-CSR
Certified Shareholder Report of Registered Management Investment Companies

811-2782

(Investment Company Act File Number)

Federated High Income Bond Fund, Inc.
_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
(Address of Principal Executive Offices)

(412) 288-1900
(Registrant's Telephone Number)

John W. McGonigle, Esquire
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779
(Name and Address of Agent for Service)
(Notices should be sent to the Agent for Service)

Date of Fiscal Year End:  3/31/10

Date of Reporting Period:  3/31/10

Item 1.                      Reports to Stockholders

Federated High Income Bond Fund, Inc.

Established 1977

ANNUAL SHAREHOLDER REPORT

March 31, 2010

Class A Shares
Class B Shares
Class C Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF DIRECTORS AND FUND OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$5.39	$7.32	$8.11	$7.87	$7.96
Income From Investment Operations:
Net investment income	0.57	0.60	0.57[1]	0.58[1]	0.59
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.96	(1.93)	(0.77)	0.25	(0.09)
TOTAL FROM INVESTMENT OPERATIONS	2.53	(1.33)	(0.20)	0.83	0.50
Less Distributions:
Distributions from net investment income	(0.57)	(0.60)	(0.59)	(0.59)	(0.59)
Redemption Fees	0.00[2]	0.00[2]	0.00[2]	0.00[2]	0.00[2]
Net Asset Value, End of Period	$7.35	$5.39	$7.32	$8.11	$7.87
Total Return[3]	48.58%	(18.87)%	(2.59)%	11.05%	6.57%[4]
Ratios to Average Net Assets:
Net expenses	1.23%	1.23%	1.23%	1.22%	1.20%
Net investment income	8.68%	9.45%	7.29%	7.35%	7.21%
Expense waiver/reimbursement[5]	0.02%	0.03%	0.01%	0.01%	0.03%
Supplemental Data:
Net assets, end of period (000 omitted)	$764,171	$481,308	$588,068	$700,306	$712,791
Portfolio turnover	35%	19%	20%	32%	24%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	During the period, the Fund was reimbursed by an affiliated shareholder services provider, which had an impact of 0.01% on the total return.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Financial Highlights - Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$5.38	$7.31	$8.10	$7.86	$7.96
Income From Investment Operations:
Net investment income	0.52	0.56	0.51[1]	0.52[1]	0.53
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.96	(1.94)	(0.76)	0.25	(0.10)
TOTAL FROM INVESTMENT OPERATIONS	2.48	(1.38)	(0.25)	0.77	0.43
Less Distributions:
Distributions from net investment income	(0.52)	(0.55)	(0.54)	(0.53)	(0.53)
Redemption Fees	0.00[2]	0.00[2]	0.00[2]	0.00[2]	0.00[2]
Net Asset Value, End of Period	$7.34	$5.38	$7.31	$8.10	$7.86
Total Return[3]	47.55%	(19.51)%	(3.33)%	10.22%	5.65%
Ratios to Average Net Assets:
Net expenses	1.99%	1.99%	1.99%	1.97%	1.97%
Net investment income	7.93%	8.51%	6.48%	6.58%	6.44%
Expense waiver/reimbursement[4]	0.01%	0.03%	0.01%	0.01%	0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$150,115	$139,686	$257,256	$409,977	$536,632
Portfolio turnover	35%	19%	20%	32%	24%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Financial Highlights - Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$5.38	$7.31	$8.10	$7.86	$7.96
Income From Investment Operations:
Net investment income	0.52	0.55	0.51[1]	0.52[1]	0.53
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.96	(1.93)	(0.76)	0.25	(0.10)
TOTAL FROM INVESTMENT OPERATIONS	2.48	(1.38)	(0.25)	0.77	0.43
Less Distributions:
Distributions from net investment income	(0.52)	(0.55)	(0.54)	(0.53)	(0.53)
Redemption Fees	0.00[2]	0.00[2]	0.00[2]	0.00[2]	0.00[2]
Net Asset Value, End of Period	$7.34	$5.38	$7.31	$8.10	$7.86
Total Return[3]	47.55%	(19.50)%	(3.32)%	10.24%	5.65%
Ratios to Average Net Assets:
Net expenses	1.99%	1.98%	1.98%	1.97%	1.97%
Net investment income	7.93%	8.67%	6.51%	6.60%	6.44%
Expense waiver/reimbursement[4]	0.01%	0.04%	0.01%	0.01%	0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$152,335	$87,576	$108,654	$147,719	$163,133
Portfolio turnover	35%	19%	20%	32%	24%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments and redemption/exchange fees; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2009 to March 31, 2010.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments, or redemption/exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 10/1/2009	Ending Account Value 3/31/2010	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,106.10	$6.46
Class B Shares	$1,000	$1,102.10	$10.43
Class C Shares	$1,000	$1,102.10	$10.43
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,018.80	$6.19
Class B Shares	$1,000	$1,015.01	$10.00
Class C Shares	$1,000	$1,015.01	$10.00
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:
Class A Shares	1.23%
Class B Shares	1.99%
Class C Shares	1.99%
Annual Shareholder Report

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Management's Discussion of Fund Performance (unaudited)

For the 12-month reporting period ended March 31, 2010, the Fund's total return, based on net asset value was 48.58% for Class A Shares and 47.55% for each of Class B Shares and Class C Shares. The total return of the Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index (BCHY2%ICI),1 a broad-based securities market index, was 55.64% during the same period. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the BCHY2%ICI.

MARKET OVERVIEW

The high-yield market staged a spectacular rally during the 12 months ended March 31, 2010. This rally started from depressed levels at the beginning of the period brought about by the global financial downturn in 2008/2009 which led to the worst recession in the post war period. Despite rising default rates and very weak economic growth in the first half of calendar 2009, the high-yield market bottomed in mid December 2008 and moved aggressively higher through the period under review, discounting early 2009 economic weakness and looking forward to rebounding economic growth in the second half of 2009. Unprecedented global fiscal and monetary policy stimuli coupled with worldwide government intervention to stabilize financial institutions was the primary driver of economic recovery and high-yield performance. For the overall period, the BCHY2%ICI returned 55.64% compared to 7.69% for the Barclays Capital Aggregate Index,2 a measure of high-quality bond performance. Indicative of this substantial outperformance by the BCHY2%ICI was the decline in yield spreads between high-yield bonds and U.S. Treasuries. For example, the spread between the Credit Suisse High Yield Bond Index3 and comparable Treasuries declined from 1,494 basis points on March 31, 2009 to 591 basis points on March 31, 2010.

1	The BCHY2%ICI is the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index (BCHYI). The BCHYI is an index that covers the universe of fixed-rate, noninvestment-grade debt. Pay-in-kind (PIK) bonds, eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step up coupon structures, and 144-As are also included. The index is unmanaged, and unlike the Fund, is not affected by cash flows.
2	The Barclay's Capital U.S. Aggregate Bond Index is an unmanaged index composed of securities from the Barclay's Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. Investments cannot be made directly in an index.
3	Credit Suisse High Yield Index serves as a benchmark to evaluate the performance of low-quality bonds. Low quality is defined as those bonds in the range from BB to CCC and defaults. Investments cannot be made in an index. The index is unmanaged, and unlike the Fund, is not affected by cash flows.
Annual Shareholder Report

During the reporting period, major industry sectors in the high yield market that substantially outperformed the BCHY2%ICI included Financial Institutions, Services, Retail, Gaming, Building Materials and Automotive. Despite substantial absolute returns, Electric Utility, Food and Beverage, Supermarket, Media - Cable, Healthcare and Wireline Communication sectors underperformed the BCHY2%ICI. From a ratings quality perspective, the riskiest sectors led the way with the Ca or less sector of the BCHY2%ICI returning 158.60% and the CCC-rated sector returning 94.65%, both substantially outdistancing the BB-rated sector which returned 39.70% and the B-rated sector which returned 43.09%.

FUND PERFORMANCE

The Fund underperformed the BCHY2%ICI for the reporting period although its Class A Shares did rank in the 46th percentile out of 460 funds in its peer group, the Lipper High Current Yield Fund Average.4 Two main factors led to the Fund's underperformance versus the BCHY2%ICI. First, the Fund was underweight, relative to the BCHY2%ICI, the Financial Institutions sector which returned 122.22% during the period. Financial Institutions has historically been a relatively small sector of the high yield market. Given the distress in the financial industry in 2008/2009, the sector expanded rapidly in size during the period, as distressed issuers were downgraded into the high-yield category (entering the benchmark at relatively low dollar prices). Many of these Financial Institutions subsequently benefitted from government intervention which caused their bond prices to rise substantially.5 Second, the Fund was underweight, relative to the BCHY2%ICI, the Ca or less quality sector which returned a stunning 158.60% during the period. Also, while the fund was overweight, relative to the BCHY2%ICI, the strong performing CCC-rated sector, it generally had more exposure to lower yielding CCC-rated securities versus the higher yielding more speculative sector of the CCC-rated universe which exhibited the strongest performance.6

4	Past performance is no guarantee of future results. Lipper rankings are based on total return and do not take sales charges into account. For the 1-, 5- and 10-year periods ending 3/31/2010, the Fund ranked 212 of 460 funds, 63 of 343 funds and 100 of 222 funds, respectively.
5	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices. During the period, the Fund benefitted, relative to the BCHY2%ICI, from underweights to the underperforming
6	High-yield, lower-rated securities generally entail greater market, credit/default and liquidity risks, and may be more volatile than investment-grade securities.
Annual Shareholder Report

This was especially true in the Chemical, Gaming, and Retail sectors. The Fund was also negatively impacted by overweights to the underperforming Food and Beverage, Healthcare and Natural Gas Utility sectors although strong security selection in these sectors somewhat offset the underperformance from the sector overweight. The Fund was also negatively impacted by its overweight and negative security selection in the Industrial - Other sector. Specific fund holdings that substantially underperformed the BCHY2%ICI included: Indianapolis Downs Capital Corp., a horse racing and gaming facility operator; Edison Mission Energy, a generator and distributor of electric power; WDAC Subsidiary Corp., publisher of print and online directories; Eurofresh Inc., a greenhouse tomato producer; and Affinity Group Holdings, a provider of goods and services to the outdoor recreation market.

During the period, the Fund benefited relative to the BCHY2%ICI from underweights to the underperforming, Electric Utility, Media - Cable, Supermarket and Wireline Telecommunication sectors. The Fund also benefitted from its overweight to the strong performing Technology sector. Strong security selection in the Media - Cable, Media - Non Cable and Technology sectors also aided performance. Specific fund holdings that substantially outperformed the BCHY2%ICI included: Univision Television Group, a Spanish language television network; Hexion U.S. Finance Corp., a producer of plastic and synthetic resins; Tenneco Inc., a designer and manufacturer of automotive emission and ride control systems; Freescale Semiconductor, supplier of microprocessors used in automotive, consumer, networking and wireless applications; and Sequa Corp., a diversified industrial company.

Annual Shareholder Report

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in Federated High Income Bond Fund, Inc. (Class A Shares) (the “Fund”) from March 31, 2000 to March 31, 2010, compared to the Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index (BCHY2%ICI)2 and the Lipper High Current Yield Fund Average (LHCYFA).2

Average Annual Total Returns[3] for the Period Ended 3/31/2010
1 Year	41.99%
5 Years	5.81%
10 Years	5.51%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 4.50%.

Annual Shareholder Report

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The BCHY2%ICI and the LHCYFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.
2	The BCHY2%ICI is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The LHCYFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index or an average.
3	Total returns quoted reflect all applicable sales charges.
Annual Shareholder Report

GROWTH OF A $10,000 INVESTMENT - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in Federated High Income Bond Fund, Inc. (Class B Shares) (the “Fund”) from March 31, 2000 to March 31, 2010, compared to the Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index (BCHY2%ICI)2 and the Lipper High Current Yield Fund Average (LHCYFA).2

Average Annual Total Returns[3] for the Period Ended 3/31/2010
1 Year	42.05%
5 Years	5.69%
10 Years	5.35%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 5.50% as applicable.

Annual Shareholder Report

1	Represents a hypothetical investment of $10,000 in the Fund. The maximum CDSC is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The BCHY2%ICI and the LHCYFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.
2	The BCHY2%ICI is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The LHCYFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index or an average.
3	Total returns quoted reflect all applicable contingent deferred sales charges.
Annual Shareholder Report

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,0001 in Federated High Income Bond Fund, Inc. (Class C Shares) (the “Fund”) from March 31, 2000 to March 31, 2010, compared to the Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index (BCHY2%ICI)2 and the Lipper High Current Yield Fund Average (LHCYFA).2

Average Annual Total Returns[3] for the Period Ended 3/31/2010
1 Year	46.55%
5 Years	5.99%
10 Years	5.20%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge (CDSC) of 1.00% as applicable.

Annual Shareholder Report

1	Represents a hypothetical investment of $10,000 in the Fund. A 1.00% CDSC would be applied to any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The BCHY2%ICI and the LHCYFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.
2	The BCHY2%ICI is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The LHCYFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index or an average.
3	Total returns quoted reflect all applicable contingent deferred sales charges.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)

At March 31, 2010, the Fund's index classification1 was as follows:

Index Classification	Percentage of Total Net Assets
Health Care	9.5%
Media — Non-Cable	9.0%
Gaming	6.5%
Technology	6.2%
Energy	5.5%
Consumer Products	5.3%
Financial Institutions	5.3%
Industrial — Other	5.1%
Food & Beverage	4.5%
Wireless Communications	4.5%
Retailers	4.3%
Automotive	4.0%
Utility — Natural Gas	3.8%
Other[2]	24.1%
Cash Equivalents[3]	1.3%
Other Assets and Liabilities — Net[4]	1.1%
TOTAL	100.0%
1	Index classifications are based upon, and individual portfolio securities are assigned to, the classifications and sub-classifications of the Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index (BCHY2%ICI). Individual portfolio securities that are not included in the BCHY2%ICI are assigned to an index classification by the Fund's Adviser.
2	For purposes of this table, index classifications which constitute less than 3.5% of the Fund's total net assets have been aggregated under the designation “Other.”
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments

March 31, 2010

Principal Amount or Shares			Value
		Corporate Bonds – 97.1%
		Aerospace/Defense – 2.1%
$2,900,000		Alliant Techsystems, Inc., Sr. Sub. Note, 6.75%, 4/1/2016	2,929,000
2,650,000	[1,2]	Altegrity, Inc., Company Guarantee, 10.50%, 11/1/2015	2,504,250
2,800,000	[1,2]	Altegrity, Inc., Company Guarantee, 11.75%, 5/1/2016	2,506,000
1,875,000		Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes, Sr. Sub. Note, 9.75%, 4/1/2017	1,354,688
2,050,000		L-3 Communications Corp., Sr. Sub. Note, 6.125%, 1/15/2014	2,096,125
1,125,000		L-3 Communications Corp., Sr. Sub. Note, 6.125%, 7/15/2013	1,147,500
3,175,000		L-3 Communications Holdings, Inc., Sr. Sub. Note, Series B, 6.375%, 10/15/2015	3,274,219
1,150,000	[1,2]	Sequa Corp., Sr. Note, 11.75%, 12/1/2015	1,155,750
1,922,086	[1,2]	Sequa Corp., Sr. PIK Deb., 13.50%, 12/1/2015	1,970,138
2,875,000		TransDigm, Inc., Sr. Sub. Note, 7.75%, 7/15/2014	2,954,062
		TOTAL	21,891,732
		Automotive – 4.0%
1,750,000	[1,2]	Affinia Group, Inc., Sr. Secd. Note, 10.75%, 8/15/2016	1,916,250
475,000	[1,2]	American Axle & Manufacturing Holdings, Inc., Sr. Sub. Note, 9.25%, 1/15/2017	509,438
200,000		ArvinMeritor, Inc., Company Guarantee, 10.625%, 3/15/2018	208,000
5,175,000		Ford Motor Credit Co., Floating Rate Note — Sr. Note, 3.001%, 1/13/2012	5,032,688
4,150,000		Ford Motor Credit Co., Note, 7.25%, 10/25/2011	4,292,216
1,050,000		Ford Motor Credit Co., Note, 7.50%, 8/1/2012	1,087,830
1,400,000		Ford Motor Credit Co., Sr. Note, 8.00%, 6/1/2014	1,475,156
4,475,000		Ford Motor Credit Co., Sr. Note, 9.875%, 8/10/2011	4,747,608
4,250,000		Ford Motor Credit Co., Sr. Unsecd. Note, 8.00%, 12/15/2016	4,481,374
1,050,000		Ford Motor Credit Co., Sr. Unsecd. Note, 8.125%, 1/15/2020	1,103,282
9,550,000	[3,4]	General Motors Corp., Deb., 7.40%, 9/1/2025	3,485,750
400,000		Lear Corp., Company Guarantee, 7.875%, 3/15/2018	406,500
475,000		Lear Corp., Company Guarantee, 8.125%, 3/15/2020	485,094
1,100,000		Navistar International Corp., Sr. Note, 8.25%, 11/1/2021	1,127,500
225,000	[1,2]	OshKosh Truck Corp., Company Guarantee, Series 144A, 8.25%, 3/1/2017	233,438
450,000	[1,2]	OshKosh Truck Corp., Company Guarantee, Series 144A, 8.50%, 3/1/2020	468,000
1,025,000	[1,2]	TRW Automotive, Inc., Sr. Note, Series 144A, 8.875%, 12/1/2017	1,067,281
Annual Shareholder Report

Principal Amount or Shares			Value
$4,750,000		Tenneco Automotive, Inc., Sr. Sub. Note, 8.625%, 11/15/2014	4,845,000
5,575,000		United Components, Inc., Sr. Sub. Note, 9.375%, 6/15/2013	5,630,750
		TOTAL	42,603,155
		Building Materials – 1.4%
1,275,000	[1,2]	Building Materials Corp. of America, Sr. Note, 7.50%, 3/15/2020	1,278,188
2,375,000		Goodman Global Holdings, Inc., Company Guarantee, 13.50%, 2/15/2016	2,665,937
4,800,000	[1,2]	Goodman Global Holdings, Inc., Sr. Disc. Note, 12.481% 12/15/2014	2,832,000
1,205,000		Norcraft Holdings LP, Sr. Disc. Note, 9.75%, 9/1/2012	1,150,775
2,900,000	[1,2]	Norcraft Holdings LP, Sr. Secd. Note, Series 144A, 10.50%, 12/15/2015	3,074,000
1,950,000		Nortek Holdings, Inc., Sr. Secd. Note, 11.00%, 12/1/2013	2,101,125
2,025,000		Ply Gem Industries, Inc., Sr. Secd. Note, 11.75%, 6/15/2013	2,146,500
		TOTAL	15,248,525
		Chemicals – 3.3%
775,000	[1,2]	Ashland, Inc., Sr. Unsecd. Note, 9.125%, 6/1/2017	869,938
3,550,000	[1,3,4]	Chemtura Corp., Sr. Note, 6.875%, 6/1/2016	4,189,000
1,325,000	[1,2]	Compass Minerals International, Inc., Sr. Note, Series 144A, 8.00%, 6/1/2019	1,384,625
2,525,000		Hexion U.S. Finance Corp., Sr. Secd. Note, 9.75%, 11/15/2014	2,588,125
2,325,000	[1,2]	Hexion U.S. Finance Corp., Sr. Secd. Note, Series 144A, 8.875%, 2/1/2018	2,301,750
2,225,000	[1,2]	Huntsman International LLC, Company Guarantee, Series 144A, 5.50%, 6/30/2016	2,030,312
2,900,000	[1,2]	Huntsman International LLC, Sr. Sub., Series 144A, 8.625%, 3/15/2020	2,921,750
1,700,000	[1,2]	Koppers Holdings, Inc., Company Guarantee, Series 144A, 7.875%, 12/1/2019	1,759,500
2,163,000		Nalco Co., Sr. Disc. Note, 9.00%, 2/1/2014	2,238,705
1,075,000	[1,2]	Nalco Co., Sr. Note, 8.25%, 5/15/2017	1,147,563
5,825,000		Nalco Co., Sr. Sub. Note, 8.875%, 11/15/2013	6,028,875
1,775,000		Solutia, Inc., Company Guarantee, 8.75%, 11/1/2017	1,881,500
1,650,000		Solutia, Inc., Sr. Note, 7.875%, 3/15/2020	1,678,875
1,325,000		Terra Capital, Inc., Company Guarantee, 7.75%, 11/1/2019	1,606,562
1,900,000		Union Carbide Corp., Deb., 7.50%, 6/1/2025	1,789,914
1,175,000		Union Carbide Corp., Sr. Deb., 7.875%, 4/1/2023	1,125,819
		TOTAL	35,542,813
		Construction Machinery – 0.5%
3,650,000		Rental Service Corp., Sr. Note, 9.50%, 12/1/2014	3,631,750
Annual Shareholder Report

Principal Amount or Shares			Value
$1,075,000	[1,2]	Rental Service Corp., Sr. Secd. Note, 10.00%, 7/15/2017	1,144,875
		TOTAL	4,776,625
		Consumer Products – 5.3%
5,250,000	[1,2]	AAC Group Holding Corp., Sr. Disc. Note, 10.25%, 10/1/2012	5,269,687
2,982,378		AAC Group Holding Corp., Sr. PIK Deb., 16.75%, 10/1/2012	2,669,228
2,700,000	[1,2]	American Achievement Corp., Sr. Sub. Note, 8.25%, 4/1/2012	2,686,500
4,600,000		Central Garden & Pet Co., Sr. Sub., 8.25%, 3/1/2018	4,686,250
1,725,000	[1,2]	Easton Bell Sports Inc., Sr. Secd. Note, Series 144A, 9.75%, 12/1/2016	1,824,188
5,700,000		Jarden Corp., Sr. Sub. Note, 7.50%, 5/1/2017	5,806,875
1,100,000		Jarden Corp., Sr. Unsecd. Note, 8.00%, 5/1/2016	1,157,750
6,375,000		Jostens Holding Corp., Discount Bond, 10.25%, 12/1/2013	6,598,125
4,650,000		Jostens IH Corp., Sr. Sub. Note, 7.625%, 10/1/2012	4,684,875
1,150,000	[1,2]	Libbey, Inc., Sr. Secd. Note, Series 144A, 10.00%, 2/15/2015	1,216,125
1,890,000	[1,2]	Sealy Mattress Co., Sr. Secd. Note, Series 144A, 10.875%, 4/15/2016	2,126,250
4,975,000		Sealy Mattress Co., Sr. Sub. Note, 8.25%, 6/15/2014	4,999,875
4,054,500		Spectrum Brands, Inc., Bond, PIK 12.00%, 8/28/2019	4,318,043
8,523,000		Visant Holding Corp., Sr. Note, 8.75%, 12/1/2013	8,778,690
		TOTAL	56,822,461
		Energy – 5.5%
3,475,000		Basic Energy Services, Inc., Company Guarantee, 7.125%, 4/15/2016	3,040,625
2,500,000	[1,2]	CVR Energy, Inc., 2nd Priority Sr. Secd. Note, Series 144A, 10.875%, 4/1/2017	2,493,750
4,175,000		Chesapeake Energy Corp., Company Guarantee, 6.875%, 11/15/2020	4,081,062
2,100,000		Chesapeake Energy Corp., Sr. Note, 6.875%, 1/15/2016	2,084,250
1,825,000		Chesapeake Energy Corp., Sr. Note, 7.50%, 9/15/2013	1,856,938
3,075,000		Chesapeake Energy Corp., Sr. Note, 9.50%, 2/15/2015	3,359,438
850,000		Cie Generale de Geophysique, Company Guarantee, 7.50%, 5/15/2015	856,375
525,000		Cie Generale de Geophysique, Company Guarantee, 9.50%, 5/15/2016	564,375
2,100,000		Cie Generale de Geophysique, Sr. Unsecd. Note, 7.75%, 5/15/2017	2,110,500
2,525,000		Complete Production Services, Inc., Sr. Note, 8.00%, 12/15/2016	2,512,375
1,450,000		Denbury Resources, Inc., Sr. Sub. Note, 9.75%, 3/1/2016	1,602,250
425,000		Denbury Resources, Inc., Sr. Sub., 8.25%, 2/15/2020	452,625
1,350,000		Forest Oil Corp., Company Guarantee, 8.50%, 2/15/2014	1,431,000
2,850,000		Forest Oil Corp., Sr. Note, 7.25%, 6/15/2019	2,878,500
4,475,000	[1,2]	Hilcorp Energy I LP/Hilcorp Finance Co., Sr. Note, 7.75%, 11/1/2015	4,441,437
1,850,000	[1,2]	Linne Energy LLC, Note, Series 144A, 11.75%, 5/15/2017	2,109,000
1,925,000	[1,2]	Linne Energy LLC, Sr. Note, Series 144A, 8.625%, 4/15/2020	1,932,219
Annual Shareholder Report

Principal Amount or Shares			Value
$4,650,000	[1,2]	McJunkin Red Man Corp., Sr. Secd. Note, Series 144A, 9.50%, 12/15/2016	4,772,062
1,650,000	[1,2]	Petroplus Finance LTD, Company Guarantee, 6.75%, 5/1/2014	1,493,250
1,475,000	[1,2]	Petroplus Finance LTD, Company Guarantee, 7.00%, 5/1/2017	1,275,875
1,850,000		Pioneer Natural Resources, Inc., Bond, 6.875%, 5/1/2018	1,858,216
1,775,000		Plains Exploration & Production Co., Sr. Note, 7.00%, 3/15/2017	1,757,250
1,100,000		Plains Exploration & Production Co., Sr. Note, 7.625%, 6/1/2018	1,116,500
2,125,000		Plains Exploration & Production Co., Sr. Note, 7.75%, 6/15/2015	2,164,844
1,600,000		Range Resources Corp., Sr. Sub. Note, 7.50%, 5/15/2016	1,656,000
1,625,000	[1,2]	Sandridge Energy, Inc., Company Guarantee, 8.00%, 6/1/2018	1,551,875
1,400,000	[1,2]	Sandridge Energy, Inc., Sr. Unsecd. Note, 9.875%, 5/15/2016	1,445,500
1,200,000		Southwestern Energy Co., Sr. Note, 7.50%, 2/1/2018	1,308,000
		TOTAL	58,206,091
		Entertainment – 0.9%
3,325,000		Cinemark USA, Inc., Company Guarantee, 8.625%, 6/15/2019	3,520,344
3,325,000	[1,3,4,5]	Hard Rock Park Operations LLC, Sr. Secd. Note, 7.383%, 4/1/2012	0
750,000		Regal Cinemas, Inc., Company Guarantee, 8.625%, 7/15/2019	793,125
3,000,000	[1,2]	Universal City Development Partners Ltd., Sr. Note, Series 144A, 8.875%, 11/15/2015	3,037,500
2,500,000	[1,2]	Universal City Development Partners Ltd., Sr. Sub. Note, Series 144A, 10.875%, 11/15/2016	2,625,000
		TOTAL	9,975,969
		Environmental – 0.1%
1,025,000		Browning-Ferris Industries, Inc., Deb., 9.25%, 5/1/2021	1,244,734
		Financial Institutions – 5.0%
3,900,000		CIT Group, Inc., Sr. Secd. Note, 10.25%, 5/1/2017	4,046,250
6,375,000		CIT Group, Inc., Sr. Secd. Note, 7.00%, 5/1/2017	5,896,875
10,865,000		General Motors Acceptance Corp, Inc., Company Guarantee, 6.875%, 9/15/2011	11,095,881
3,086,000		General Motors Acceptance Corp, Inc., Company Guarantee, 7.00%, 2/1/2012	3,170,865
3,122,000		General Motors Acceptance Corp, Inc., Company Guarantee, 8.00%, 11/1/2031	2,997,120
525,000	[1,2]	General Motors Acceptance Corp, Inc., Company Guarantee, 8.30%, 2/12/2015	552,563
1,050,000	[1,2]	General Motors Acceptance Corp, Inc., Sr. Unsecd. Note, Series 144A, 8.00%, 3/15/2020	1,078,875
3,775,000	[1,2]	Icahn Enterprises LP, Sr. Note, 8.00%, 1/15/2018	3,657,031
Annual Shareholder Report

Principal Amount or Shares			Value
$2,500,000	[1,2]	International Lease Finance Corp., Sr. Note, Series 144A, 8.625%, 9/15/2015	2,561,673
5,225,000	[1,2]	International Lease Finance Corp., Sr. Note, Series 144A, 8.75%, 3/15/2017	5,356,205
2,975,000		iPayment Holdings, Inc., Sr. Sub. Note, Series WI, 9.75%, 5/15/2014	2,729,562
3,050,000		Lender Processing Services, Sr. Note, 8.125%, 7/1/2016	3,286,375
7,400,000		Nuveen Investments, Company Guarantee, 10.50%, 11/15/2015	7,215,000
		TOTAL	53,644,275
		Food & Beverage – 4.5%
5,350,000		Aramark Corp., Sr. Note, 8.50%, 2/1/2015	5,497,125
3,025,000		Aramark Services, Inc., Floating Rate Note — Sr. Note, 3.749%, 2/1/2015	2,828,375
2,100,000		B&G Foods, Inc., Sr. Note, 7.625%, 1/15/2018	2,144,625
4,350,000		Dean Foods Co., Company Guarantee, 7.00%, 6/1/2016	4,284,750
850,000		Del Monte Corp., Sr. Sub. Note, 6.75%, 2/15/2015	879,750
5,075,000		Michael Foods, Inc., Sr. Sub. Note, 8.00%, 11/15/2013	5,239,937
2,400,000	[1,2]	Michael Foods, Inc., Sr. Unsecd. Note, Series 144A, 9.75%, 10/1/2013	2,493,000
3,475,000		Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., Sr. Note, Series WI, 9.25%, 4/1/2015	3,579,250
3,150,000		Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., Sr. Sub. Note, Series WI, 10.625%, 4/1/2017	3,346,875
425,000	[1,2]	Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., Sr. Unsecd. Note, 9.25%, 4/1/2015	437,750
6,884,000	[1,2]	Reddy Ice Corp., Sr. Secd. Note, Series 144A, 13.25%, 11/1/2015	7,107,730
2,325,000	[1,2]	Reddy Ice Group, Inc., Sr. Secd. Note, Series 144A, 11.25%, 3/15/2015	2,452,875
2,175,000		Smithfield Foods, Inc., Note, 7.75%, 5/15/2013	2,207,625
3,600,000		Smithfield Foods, Inc., Sr. Note, 7.75%, 7/1/2017	3,555,000
1,475,000	[1,2]	Smithfield Foods, Inc., Sr. Unsecd. Note, 10.00%, 7/15/2014	1,652,000
575,000		TreeHouse Foods, Inc., Sr. Unsecd. Note, 7.75%, 3/1/2018	598,000
		TOTAL	48,304,667
		Gaming – 6.5%
3,275,000		American Casino & Entertainment, Sr. Secd. Note, 11.00%, 6/15/2014	3,086,688
3,575,000		Ameristar Casinos, Inc., Company Guarantee, 9.25%, 6/1/2014	3,762,687
3,748,000		Global Cash Access LLC, Sr. Sub. Note, 8.75%, 3/15/2012	3,771,425
3,600,000	[1,2]	Great Canadian Gaming Corp., Company Guarantee, 7.25%, 2/15/2015	3,582,000
4,475,000		Harrah's Operating Co., Inc., Sr. Secd. Note, 11.25%, 6/1/2017	4,844,187
3,775,000	[1,3,4]	Herbst Gaming, Inc., Sr. Sub. Note, 7.00%, 11/15/2014	22,650
5,200,000	[1,2]	Indianapolis Downs LLC /Indiana Downs Capital Corp., Sr. Secd. Note, 11.00%, 11/1/2012	3,484,000
Annual Shareholder Report

Principal Amount or Shares			Value
$943,929	[1,2]	Indianapolis Downs LLC /Indiana Downs Capital Corp., Sub. PIK Note, 15.50%, 11/1/2013	193,505
4,125,000		Jacobs Entertainment, Inc., Sr. Note, 9.75%, 6/15/2014	3,898,125
400,000	[1,2]	MGM Mirage, Inc., Sr. Secd. Note, 10.375%, 5/15/2014	443,000
2,900,000		MGM Mirage, Inc., Sr. Note, 5.875%, 2/27/2014	2,457,750
9,650,000		MGM Mirage, Inc., Sr. Note, 7.50%, 6/1/2016	8,081,875
775,000	[1,2]	MGM Mirage, Inc., Sr. Secd. Note, 11.125%, 11/15/2017	875,750
775,000		MGM Mirage, Inc., Sr. Secd. Note, 13.00%, 11/15/2013	906,750
400,000		MGM Mirage, Inc., Sr. Sub. Note, 8.375%, 2/1/2011	401,000
1,900,000	[1,2]	MGM Mirage, Inc., Sr. Unsecd. Note, Series 144A, 11.375%, 3/1/2018	1,843,000
1,125,000	[1,2]	Midwest Gaming Finance Corp., Sr. Secd. Note, Series 144A, 11.625%, 4/15/2016	1,147,500
1,875,000	[1,2]	Peninsula Gaming, LLC, Sr. Secd. Note, Series 144A, 8.375%, 8/15/2015	1,879,688
2,650,000	[1,2]	Peninsula Gaming, LLC, Sr. Unsecd. Note, Series 144A, 10.75%, 8/15/2017	2,544,000
3,225,000		Penn National Gaming, Inc., Sr. Sub. Note, 6.75%, 3/1/2015	3,188,719
775,000	[1,2]	Penn National Gaming, Inc., Sr. Unsecd. Note, Series 144A, 8.75%, 8/15/2019	790,500
2,750,000	[1,2]	San Pasqual Casino Development Group, Inc., Sr. Note, 8.00%, 9/15/2013	2,626,250
3,700,000	[1,2]	Seminole Tribe of Florida, Bond, Series 144A, 7.804%, 10/1/2020	3,452,322
2,975,000	[1,2]	Shingle Springs Tribal Gaming, Sr. Note, 9.375%, 6/15/2015	2,484,125
2,400,000	[1,2]	Tunica-Biloxi Gaming Authority, Sr. Unsecd. Note, 9.00%, 11/15/2015	2,292,000
1,175,000	[1,2]	Wynn Las Vegas LLC, 1st Mtg. Bond, Series 144A, 7.875%, 11/1/2017	1,201,438
3,525,000		Wynn Las Vegas LLC, 1st Mtg. Note, 6.625%, 12/1/2014	3,533,812
1,975,000	[1,2]	Yonkers Racing Corp., Sr. Secd. Note, 11.375%, 7/15/2016	2,142,875
		TOTAL	68,937,621
		Health Care – 9.5%
4,000,000		AMR Holding Co./Emcare Holding Co., Sr. Sub. Note, 10.00%, 2/15/2015	4,222,500
2,875,000		Accellent, Inc., Sr. Sub., 10.50%, 12/1/2013	2,932,500
3,025,000		Bausch & Lomb, Inc., Sr. Unsecd. Note, 9.875%, 11/1/2015	3,214,062
2,500,000		Bio Rad Laboratories, Inc., Sr. Sub. Note, 6.125%, 12/15/2014	2,537,500
350,000		Bio Rad Laboratories, Inc., Sr. Sub., 8.00%, 9/15/2016	374,500
600,000		Biomet, Inc., Sr. Note, Series WI, 10.375%, 10/15/2017	663,000
8,625,000		Biomet, Inc., Sr. Sub. Note, 11.625%, 10/15/2017	9,703,125
900,000	[1,2]	BioScrip, Inc., Sr. Note, Series 144A, 10.25%, 10/1/2015	920,250
4,250,000		CRC Health Corp., Sr. Sub. Note, 10.75%, 2/1/2016	3,856,875
Annual Shareholder Report

Principal Amount or Shares			Value
$1,425,000	[1,2]	Fresenius Medical Care AG & Co. KGaA, Sr. Unsecd. Note, 9.00%, 7/15/2015	1,596,000
3,100,000		HCA, Inc., Sr. Note, 7.50%, 11/6/2033	2,712,500
11,491,000		HCA, Inc., Sr. Secd. 2nd Priority Note, 9.625%, 11/15/2016	12,338,461
2,825,000	[1,2]	HCA, Inc., Sr. Secd. Note, 8.50%, 4/15/2019	3,052,766
7,575,000		HCA, Inc., Sr. Secd. Note, 9.25%, 11/15/2016	8,072,109
500,000	[1,2]	HCA, Inc., Sr. Secd. Note, 9.875%, 2/15/2017	547,500
1,775,000		Inverness Medical Innovations, Inc., Sr. Note, 7.875%, 2/1/2016	1,746,156
2,800,000		Inverness Medical Innovations, Inc., Sr. Sub. Note, 9.00%, 5/15/2016	2,863,000
4,450,000		National Mentor Holdings, Inc., Sr. Sub. Note, 11.25%, 7/1/2014	4,461,125
4,275,000		Omnicare, Inc., Sr. Sub. Note, 6.875%, 12/15/2015	4,216,219
450,000	[1,2]	Psychiatric Solutions, Inc., Sr. Sub. Note, 7.75%, 7/15/2015	460,688
5,175,000		United Surgical Partners International, Inc., Company Guarantee, 9.25%, 5/1/2017	5,382,000
1,525,000		Universal Hospital Services, Inc., Floating Rate Note — Sr. Secured Note, 3.859%, 6/1/2015	1,307,688
2,800,000		Universal Hospital Services, Inc., Sr. Secd. Note, 8.50%, 6/1/2015	2,800,000
7,525,781		VWR Funding, Inc., Company Guarantee, Series WI, PIK, 10.25%, 7/15/2015	8,014,957
2,325,000	[1,2]	Vanguard Health Holdings II, Company Guarantee, Series 144A, 8.00%, 2/1/2018	2,272,688
1,625,000		Ventas Realty LP, 6.50%, 6/1/2016	1,661,816
1,700,000		Ventas Realty LP, Sr. Note, 6.50%, 6/1/2016	1,738,515
1,425,000		Ventas Realty LP, Sr. Note, 6.75%, 4/1/2017	1,464,260
950,000		Ventas Realty LP, Sr. Note, 7.125%, 6/1/2015	986,839
5,585,000	[1,2]	Viant Holdings, Inc., Company Guarantee, 10.125%, 7/15/2017	5,598,962
		TOTAL	101,718,561
		Industrial@0018Other – 5.1%
5,450,000		ALH Finance LLC/ALH Finance Corp., Sr. Sub. Note, 8.50%, 1/15/2013	5,477,250
2,025,000		American Tire Distributors, Inc., Sr. Note, 10.75%, 4/1/2013	1,926,281
1,125,000	[1,2]	Amsted Industries, Inc., Sr. Note, Series 144A, 8.125%, 3/15/2018	1,130,625
1,525,000	[1,2]	Aquilex Holdings, Sr. Note, Series 144A, 11.125%, 12/15/2016	1,647,000
4,875,000	[1,2]	Baker & Taylor Acquisition Corp., Sr. Secd. Note, 11.50%, 7/1/2013	2,608,125
2,000,000		Baldor Electric Co., Sr. Note, 8.625%, 2/15/2017	2,125,000
2,400,000	[1,2]	Belden CDT, Inc., Company Guarantee, 9.25%, 6/15/2019	2,574,000
1,825,000		Belden CDT, Inc., Sr. Sub. Note, 7.00%, 3/15/2017	1,806,750
1,225,000	[1,2]	ESCO Corp., Floating Rate Note — Sr. Note, 4.132%, 12/15/2013	1,093,313
1,150,000	[1,2]	ESCO Corp., Sr. Note, 8.625%, 12/15/2013	1,161,500
Annual Shareholder Report

Principal Amount or Shares			Value
$2,275,000		General Cable Corp., Floating Rate Note — Sr. Note, 2.626%, 4/1/2015	2,053,188
2,700,000		General Cable Corp., Sr. Note, 7.125%, 4/1/2017	2,689,875
1,300,000		Hawk Corp., Sr. Note, 8.75%, 11/1/2014	1,306,500
2,975,000		Interline Brands, Inc., Sr. Sub. Note, 8.125%, 6/15/2014	3,079,125
1,200,000	[1,2]	JohnsonDiversay, Inc., Sr. Unsecd. Note, Series 144A, 8.25%, 11/15/2019	1,248,000
2,750,000	[1,2]	JohnsonDiversay, Inc., Sub. PIK Deb., Series 144A, 10.50%, 5/15/2020	3,011,250
5,025,000	[1,2]	Knowledge Learning Corp., Sr. Sub. Note, 7.75%, 2/1/2015	4,899,375
2,275,000	[1,2]	Maxim Finance Corp., Sr. Secd. Note, Series 144A, 12.25%, 4/15/2015	2,280,687
2,250,000		Mueller Water Products, Inc., Sr. Sub. Note, Series WI, 7.375%, 6/1/2017	2,041,875
3,025,000	[1,2]	Reliance Intermediate Holdings LP, Sr. Unsecd. Note, 9.50%, 12/15/2019	3,214,062
3,225,000		SPX Corp., Sr. Unsecd. Note, 7.625%, 12/15/2014	3,390,281
3,600,000		Sensus Metering Systems, Inc., Sr. Sub. Note, 8.625%, 12/15/2013	3,690,000
		TOTAL	54,454,062
		Lodging – 0.7%
1,475,000		Host Hotels & Resorts LP, Sr. Note, 6.875%, 11/1/2014	1,497,125
3,450,000		Host Marriott LP, Company Guarantee, 6.375%, 3/15/2015	3,441,375
1,625,000		Host Marriott LP, Note, Series Q, 6.75%, 6/1/2016	1,637,188
500,000		Host Marriott LP, Unsecd. Note, 7.125%, 11/1/2013	511,250
		TOTAL	7,086,938
		Media@0018Cable – 1.7%
725,000	[1,2]	CSC Holdings, Inc., Sr. Note, 8.50%, 4/15/2014	775,750
225,000		CSC Holdings, Inc., Sr. Unsecd. Note, 7.875%, 2/15/2018	237,375
3,150,000		Charter Communications Holdings II, Sr. Unsecd. Note, 8.75%, 11/15/2013	3,244,500
2,373,638		Charter Communications Holdings II, Sr. Note, 13.50%, 11/30/2016	2,866,168
4,275,000		Kabel Deutschland GMBH, Company Guarantee, 10.625%, 7/1/2014	4,504,781
1,350,000		Videotron Ltee, Company Guarantee, 9.125%, 4/15/2018	1,506,938
4,600,000		Virgin Media, Inc., Company Guarantee, Series 1, 9.50%, 8/15/2016	5,048,500
		TOTAL	18,184,012
		Media@0018Non-Cable – 9.4%
5,315,197		Affinity Group Holding, Inc., Sr. Note, 10.875%, 2/15/2012	2,152,655
2,100,000		Affinity Group, Inc., Sr. Sub. Note, 9.00%, 2/15/2012	1,480,500
200,000		Belo (A.H.) Corp., Sr. Note, 8.00%, 11/15/2016	209,500
475,000	[1,2]	Clear Channel Outdoor Holdings, Inc., Sr. Note, Series 144A-A, 9.25%, 12/15/2017	495,781
Annual Shareholder Report

Principal Amount or Shares			Value
$2,025,000	[1,2]	Clear Channel Outdoor Holdings, Inc., Sr. Note, Series 144A-B, 9.25%, 12/15/2017	2,126,250
6,275,000		Echostar DBS Corp., Sr. Note, 6.625%, 10/1/2014	6,337,750
3,975,000	[1,2]	FoxCo Acquisitions, LLC, Sr. Note, 13.375%, 7/15/2016	3,801,094
5,725,000	[3]	Idearc, Inc., Company Guarantee, 8.00%, 11/15/2016	57,250
1,050,000	[1,2]	Inmarsat Finance PLC, Company Guarantee, Series 144A, 7.375%, 12/1/2017	1,097,250
10,525,000		Intelsat Jackson Ltd., Sr. Note, 11.25%, 6/15/2016	11,445,937
10,450,000		Intelsat Jackson Ltd., Sr. Unsecd. Note, 0/9.50%, 2/1/2015	10,868,000
3,325,000		Interpublic Group Cos., Inc., Sr. Unsecd. Note, 10.00%, 7/15/2017	3,778,031
625,000		Lamar Media Corp., Company Guarantee, 9.75%, 4/1/2014	685,938
3,200,000		Lamar Media Corp., Sr. Sub. Note, 6.625%, 8/15/2015	3,092,000
1,625,000		Lamar Media Corp., Sr. Sub. Note, 7.25%, 1/1/2013	1,645,313
1,625,000		Lamar Media Corp., Sr. Unsecd. Note, Series C, 6.625%, 8/15/2015	1,570,156
4,300,000	[1,2]	MDC Corporation Inc., Company Guarantee, Series 144A, 11.00%, 11/1/2016	4,670,875
5,850,000	[1,2]	Medimedia USA, Inc., Sr. Sub. Note, 11.375%, 11/15/2014	4,914,000
3,741,648	[1,2]	Nexstar Broadcasting Group, Inc., Company Guarantee PIK, 0.5/7.00%, 1/15/2014	3,049,443
1,400,000		Nexstar Broadcasting Group, Inc., Company Guarantee, 7.00%, 1/15/2014	1,141,000
1,950,000		Nielsen Finance LLC/Nielsen Finance Co., Company Guarantee, 0/12.50%, 8/1/2016	1,862,250
2,000,000		Nielsen Finance LLC/Nielsen Finance Co., Sr. Note, 11.50%, 5/1/2016	2,270,000
3,825,000		Nielsen Finance LLC/Nielsen Finance Co., Sr. Note, 11.625%, 2/1/2014	4,341,375
600,000	[1,2]	QVC, Inc., Sr. Secd. Note, Series 144A, 7.125%, 4/15/2017	606,750
1,900,000	[1,2]	QVC, Inc., Sr. Secd. Note, Series 144A, 7.50%, 10/1/2019	1,947,500
1,725,000		Quebecor Media, Inc., Sr. Unsecd. Note, Series WI, 7.75%, 3/15/2016	1,755,188
1,775,000		Quebecor Media, Inc., Sr. Unsecd. Note, Series WI, 7.75%, 3/15/2016	1,806,063
2,966,000	[1,2]	Rainbow National Services LLC, Sr. Sub. Note, 10.375%, 9/1/2014	3,140,252
6,350,000	[3,4],5	Readers Digest Association, Inc., Company Guarantee, 9.00%, 2/15/2017	0
2,000,000	[1,2]	Sirius XM Radio Inc., Sr. Note, Series 144A, 8.75%, 4/1/2015	2,002,500
6,800,000		Southern Graphics Systems, Inc., Sr. Sub. Note, Series WI, 12.00%, 12/15/2013	7,182,500
4,431,025	[1,2]	Univision Television Group, Inc., Sr. Note, 9.75%, 3/15/2015	3,843,914
525,000	[1,2]	Univision Television Group, Inc., Sr. Secd. Note, 12.00%, 7/1/2014	577,500
5,225,000	[1]	WDAC Subsidiary Corp., Sr. Note, 8.375%, 12/1/2014	339,625
3,400,000	[1,2]	XM Satellite Radio, Inc., Sr. Note, 13.00%, 8/1/2013	3,846,250
Annual Shareholder Report

Principal Amount or Shares			Value
$400,000	[1,2]	XM Satellite Radio, Inc., Sr. Secd. Note, 11.25%, 6/15/2013	435,000
		TOTAL	100,575,390
		Metals & Mining – 0.5%
2,975,000	[3,4]	Aleris International, Inc., Company Guarantee, 9.00%, 12/15/2014	33,469
2,400,000	[3,4]	Aleris International, Inc., Sr. Sub. Note, 10.00%, 12/15/2016	16,800
4,300,000		Teck Resources Ltd., Sr. Secd. Note, 10.25%, 5/15/2016	5,138,500
		TOTAL	5,188,769
		Packaging – 2.5%
3,250,000		Ball Corp., Sr. Note, 6.625%, 3/15/2018	3,339,375
4,650,000		Berry Plastics Corp., Sr. Secd. Note, 8.875%, 9/15/2014	4,562,812
4,725,000		Crown Americas LLC, Sr. Note, 7.75%, 11/15/2015	4,937,625
1,050,000	[1,2]	Crown Americas LLC, Sr. Unsecd. Note, 7.625%, 5/15/2017	1,099,875
2,450,000	[1,2]	Graham Packaging Co., Sr. Note, Series 144A, 8.25%, 1/1/2017	2,480,625
475,000		Greif, Inc., Sr. Unsecd. Note, 7.75%, 8/1/2019	496,375
925,000		Owens-Brockway Glass Container, Inc., Company Guarantee, 7.375%, 5/15/2016	975,875
4,350,000		Owens-Brockway Glass Container, Inc., Company Guarantee, 8.25%, 5/15/2013	4,426,125
3,575,000	[1,2]	Reynolds Group, Sr. Secd. Note, Series 144A, 7.75%, 10/15/2016	3,691,188
725,000		Rock-Tenn Co., Company Guarantee, 9.25%, 3/15/2016	793,875
		TOTAL	26,803,750
		Paper – 2.0%
1,550,000	[1,2]	Boise Cascade Corp., Company Guarantee, Series 144A, 9.00%, 11/1/2017	1,635,250
975,000	[1,2]	Cascades, Inc., Sr. Note, 7.875%, 1/15/2020	984,750
775,000	[1,2]	Clearwater Paper Corp., Sr. Unsecd. Note, 10.625%, 6/15/2016	864,125
4,675,000	[1,2]	Georgia-Pacific Corp., Company Guarantee, 8.25%, 5/1/2016	5,119,125
425,000		Graphic Packaging International Corp., Company Guarantee, 9.50%, 6/15/2017	455,812
7,100,000		Graphic Packaging International Corp., Sr. Sub. Note, 9.50%, 8/15/2013	7,313,000
1,200,000		NewPage Corp., Sr. Secd. Note, 11.375%, 12/31/2014	1,200,000
1,750,000	[1,2]	Rock-Tenn Co., Sr. Note, Series 144A, 9.25%, 3/15/2016	1,916,250
1,300,000	[1,2]	Sappi Paper Holding AG, Sr. Secd. Note, 12.00%, 8/1/2014	1,471,508
		TOTAL	20,959,820
		Restaurants – 0.9%
2,525,000		Dave & Buster's, Inc., Sr. Note, 11.25%, 3/15/2014	2,663,875
4,550,000		NPC International, Inc., Company Guarantee, 9.50%, 5/1/2014	4,550,000
Annual Shareholder Report

Principal Amount or Shares			Value
$2,975,000	[1,2]	Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC, Sr. Secd. Note, 2.757%, 3/15/2014	2,662,625
		TOTAL	9,876,500
		Retailers – 4.3%
3,659,000		Dollar General Corp., Company Guarantee, 11.875%, 7/15/2017	4,281,030
925,000	[1,2]	Express, LLC, Sr. Note, 8.75%, 3/1/2018	948,125
5,900,000		General Nutrition Center, Company Guarantee, 5.75%, 3/15/2014	5,612,375
2,400,000		Limited Brands, Inc., Company Guarantee, 8.50%, 6/15/2019	2,688,000
475,000		Macy's Retail Holdings, Inc., Company Guarantee, 6.90%, 1/15/2032	442,938
600,000		Macy's Retail Holdings, Inc., Company Guarantee, 6.65%, 7/15/2024	570,000
1,100,000		Macy's Retail Holdings, Inc., Company Guarantee, 6.90%, 4/1/2029	1,050,500
850,000		Macy's Retail Holdings, Inc., Company Guarantee, 7.00%, 2/15/2028	790,500
1,800,000		NBC Acquisition Corp., Sr. Disc. Note, 11.00%, 3/15/2013	1,624,500
2,350,000		Nebraska Book Co., Inc., Sr. Secd. Note, 10.00%, 12/1/2011	2,438,125
3,775,000		Nebraska Book Co., Inc., Sr. Sub. Note, 8.625%, 3/15/2012	3,595,687
1,100,000		Penney (J.C.) Co., Inc., Sr. Unsecd. Note, 7.40%, 4/1/2037	1,105,500
5,275,000		Sally Beauty Holdings, Inc., 10.50%, 11/15/2016	5,776,125
1,000,000		The Yankee Candle Co., Inc., Sr. Note, 8.50%, 2/15/2015	1,035,000
6,625,000		The Yankee Candle Co., Inc., Sr. Sub. Note, 9.75%, 2/15/2017	6,873,437
4,725,000	[1,2]	Toys 'R' Us, Inc., Sr. Unsecd. Note, Series 144A, 10.75%, 7/15/2017	5,292,000
2,175,000		United Auto Group, Inc., Sr. Sub. Note, 7.75%, 12/15/2016	2,104,313
		TOTAL	46,228,155
		Services – 2.6%
4,325,000		Ceridian Corp., Sr. Unsecd. Note, 11.25%, 11/15/2015	4,162,813
2,325,000	[1,2]	Garda World Security Corp., Sr. Unsecd. Note, Series 144A, 9.75%, 3/15/2017	2,391,844
153,000		KAR Holdings, Inc., Company Guarantee, 10.00%, 5/1/2015	161,415
3,075,000		KAR Holdings, Inc., Company Guarantee, 8.75%, 5/1/2014	3,151,875
4,575,000	[1,2]	SITEL Corp., Sr. Unsecd. Note, Series 144A, 11.50%, 4/1/2018	4,632,187
6,900,000		West Corp., Company Guarantee, 11.00%, 10/15/2016	7,348,500
5,975,000		West Corp., Sr. Note, 9.50%, 10/15/2014	6,169,187
		TOTAL	28,017,821
		Technology – 6.2%
5,300,000		Activant Solutions, Inc., Sr. Sub. Note, 9.50%, 5/1/2016	5,114,500
1,075,000	[1,2]	Advanced Micro Devices, Inc., Sr. Unsecd. Note, Series 144A, 8.125%, 12/15/2017	1,112,625
5,400,000	[1,2]	Compucom System, Inc., Sr. Sub. Note, 12.50%, 10/1/2015	5,751,000
3,325,000		First Data Corp., Company Guarantee, 9.875%, 9/24/2015	2,884,437
Annual Shareholder Report

Principal Amount or Shares			Value
$900,000		Freescale Semiconductor, Inc., Company Guarantee, 9.125%, 12/15/2014	868,500
4,275,000		Freescale Semiconductor, Inc., Sr. Note, 8.875%, 12/15/2014	4,104,000
4,375,000	[1,2]	GXS Worldwide Inc., Sr. Secd. Note, Series 144A, 9.75%, 6/15/2015	4,232,812
1,200,000	[1,2]	JDA Software Group, Inc., Sr. Note, 8.00%, 12/15/2014	1,254,000
4,100,000		SERENA Software, Inc., Sr. Sub. Note, 10.375%, 3/15/2016	4,018,000
4,575,000		SS&C Technologies, Inc., Sr. Sub. Note, 11.75%, 12/1/2013	4,878,094
2,675,000		Seagate Technology HDD Holdings, Sr. Note, 6.80%, 10/1/2016	2,695,062
1,200,000	[1,2]	Seagate Technology HDD Holdings, Sr. Secd. Note, 10.00%, 5/1/2014	1,365,000
2,503,000		Smart Modular Technologies, Inc., Sr. Secd. Note, 5.751%, 4/1/2012	2,384,108
4,000,000	[1,2]	Stream Global Services, Inc., Sr. Secd. Note, Series 144A, 11.25%, 10/1/2014	4,180,000
700,000		SunGard Data Systems, Inc., Company Guarantee, 10.625%, 5/15/2015	766,500
5,200,000		SunGard Data Systems, Inc., Sr. Note, Series WI, 9.125%, 8/15/2013	5,356,000
5,875,000		SunGard Data Systems, Inc., Sr. Sub. Note, Series WI, 10.25%, 8/15/2015	6,205,469
4,050,000	[1,2]	Terremark Worldwide, Inc., Sr. Unsecd. Note, 12.25%, 6/15/2017	4,677,750
1,800,000		Unisys Corp., Sr. Unsecd. Note, 12.50%, 1/15/2016	2,002,500
2,450,000	[1,2]	Viasystems, Inc., Sr. Secd. Note, Series 144A, 12.00%, 1/15/2015	2,664,375
		TOTAL	66,514,732
		Textile – 0.2%
2,100,000		Phillips Van Heusen Corp., Sr. Note, 8.125%, 5/1/2013	2,144,625
		Transportation – 1.2%
1,025,000	[1,2]	Avis Budget Group, Inc., Sr. Note, Series 144A, 9.625%, 3/15/2018	1,076,250
400,000	[1,2]	CEVA Group PLC, Sr. Secd. Note, Series 144A, 11.625%, 10/1/2016	429,000
3,450,000		Hertz Corp., Sr. Note, 8.875%, 1/1/2014	3,562,125
2,675,000		Hertz Corp., Sr. Sub. Note, 10.50%, 1/1/2016	2,885,656
1,550,000		Kansas City Southern Railway Company, 8.00%, 6/1/2015	1,617,813
2,500,000		Stena AB, Sr. Note, 7.50%, 11/1/2013	2,568,750
700,000		Teekay Shipping Corp., Sr. Note, 8.50%, 1/15/2020	735,000
		TOTAL	12,874,594
		Utility@0018Electric – 2.4%
3,900,000		Dynegy Holdings, Inc., Sr. Note, 7.75%, 6/1/2019	2,964,000
3,950,000		Edison Mission Energy, Sr. Note, 7.75%, 6/15/2016	2,903,250
1,050,000		Energy Future Holdings Corp., Company Guarantee, Series WI, 10.875%, 11/1/2017	784,875
1,238,621	[1,2]	FPL Energy National Wind, Note, 6.125%, 3/25/2019	1,193,744
3,725,000		NRG Energy, Inc., Sr. Note, 7.375%, 1/15/2017	3,697,062
Annual Shareholder Report

Principal Amount or Shares			Value
$4,975,000		NRG Energy, Inc., Sr. Note, 7.375%, 2/1/2016	4,950,125
3,400,000		Sierra Pacific Resources, Sr. Note, Series WI, 6.75%, 8/15/2017	3,467,109
5,675,000		Texas Competitive Electric Holdings Co. LLC, Company Guarantee, Series WI, 10.25%, 11/1/2015	3,972,500
2,725,000		Texas Competitive Electric Holdings Co. LLC, Company Guarantee, Series WI-B, 10.25%, 11/1/2015	1,907,500
		TOTAL	25,840,165
		Utility@0018Natural Gas – 3.8%
4,600,000		AmeriGas Partners LP, Sr. Note, 7.125%, 5/20/2016	4,669,000
650,000		AmeriGas Partners LP, Sr. Unsecd. Note, 7.25%, 5/20/2015	663,000
2,575,000	[1,2]	Crosstex Energy, Inc., Sr. Note, Series 144A, 8.875%, 2/15/2018	2,668,344
3,550,000		El Paso Corp., Sr. Note, 8.05%, 10/15/2030	3,561,608
5,150,000		Holly Energy Partners LP, Sr. Note, 6.25%, 3/1/2015	4,944,000
1,100,000		Inergy LP, Company Guarantee, 8.25%, 3/1/2016	1,138,500
775,000		Inergy LP, Company Guarantee, 8.75%, 3/1/2015	814,719
5,025,000		Inergy LP, Sr. Note, 6.875%, 12/15/2014	5,050,125
850,000		MarkWest Energy Partners LP, Company Guarantee, 6.875%, 11/1/2014	837,250
4,175,000		MarkWest Energy Partners LP, Sr. Note, Series B, 8.75%, 4/15/2018	4,305,469
3,475,000	[1,2]	Niska Gas Storage US, LLC, Sr. Unsecd. Note, Series 144A, 8.875%, 3/15/2018	3,570,562
3,047,000		Regency Energy Partners LP, Sr. Unsecd. Note, 8.375%, 12/15/2013	3,176,498
1,225,000	[1,2]	Regency Energy Partners LP, Sr. Unsecd. Note, 9.375%, 6/1/2016	1,304,625
3,275,000		Southern Star Central Corp., Sr. Note, 6.75%, 3/1/2016	3,328,219
		TOTAL	40,031,919
		Wireless Communications – 4.5%
775,000		Crown Castle International Corp., 9.00%, 1/15/2015	842,813
225,000	[1,2]	Digicel Ltd., Sr. Note, 10.50%, 4/15/2018	234,563
2,725,000	[1,2]	Digicel Ltd., Sr. Note, 12.00%, 4/1/2014	3,099,687
3,775,000	[1,2]	Digicel Ltd., Sr. Note, 8.875%, 1/15/2015	3,727,812
3,550,251	[1,2]	Digicel Ltd., Sr. Note, 9.125%, 1/15/2015	3,541,376
775,000	[1,2]	Digicel Ltd., Sr. Note, Series 144A, 8.25%, 9/1/2017	771,125
7,050,000		MetroPCS Wireless, Inc., Sr. Note, 9.25%, 11/1/2014	7,243,875
950,000		MetroPCS Wireless, Inc., Sr. Unsecd. Note, 9.25%, 11/1/2014	971,375
7,225,000		Nextel Communications, Inc., Sr. Note, Series D, 7.375%, 8/1/2015	6,899,875
700,000	[1,2]	SBA Communications, Corp., Company Guarantee, 8.00%, 8/15/2016	740,250
650,000	[1,2]	SBA Communications, Corp., Company Guarantee, 8.25%, 8/15/2019	695,500
10,400,000		Sprint Capital Corp., Company Guarantee, 6.90%, 5/1/2019	9,568,000
Annual Shareholder Report

Principal Amount or Shares			Value
$2,325,000		Sprint Nextel Corp., Sr. Unsecd. Note, 8.375%, 8/15/2017	2,348,250
4,775,000		Sprint Nextel Corp., Unsecd. Note, 6.00%, 12/1/2016	4,333,312
3,000,000	[1,2]	Wind Acquisition Finance SA, Sr. Note, 11.75%, 7/15/2017	3,330,000
		TOTAL	48,347,813
		Wireline Communications – 0.5%
2,800,000	[1,2]	Sorenson Communications, Inc., Sr. Secd. Note, Series 144A, 10.50%, 2/1/2015	2,716,000
450,000	[1,2]	TW Telecom, Inc., Sr. Note, Series 144A, 8.00%, 3/1/2018	462,375
1,650,000		Valor Telecommunications Enterprises, Sr. Note, 7.75%, 2/15/2015	1,688,196
		TOTAL	4,866,571
		TOTAL CORPORATE BONDS (IDENTIFIED COST $1,024,845,900)	1,036,912,865
		COMMON STOCKS – 0.2%
		Consumer Products – 0.0%
3,192	[1,3,5]	Sleepmaster LLC	32
		Lodging – 0.0%
1,750	[1,3,5]	Motels of America, Inc.	0
		Media@0018Non-Cable – 0.2%
59,600	[3]	Dex One Corp.	1,664,032
4,518	[3]	SUPERMEDIA, Inc.	184,768
46	[3,5]	Sullivan Graphics, Inc.	0
		TOTAL	1,848,800
		Metals & Mining – 0.0%
237,797	[1,3,5]	Royal Oak Mines, Inc.	5,502
		Other – 0.0%
746	[1,3,5]	CVC Claims Litigation LLC	0
		TOTAL COMMON STOCKS (IDENTIFIED COST $21,166,564)	1,854,334
		PREFERRED STOCK – 0.3%
		Finance@0018Commercial – 0.3%
3,728	[1,2]	General Motors Acceptance Corp., Pfd., Series 144A, Annual Dividend 7.00% (IDENTIFIED COST $1,137,224)	2,841,901
Annual Shareholder Report

Principal Amount or Shares			Value
		MUTUAL FUND – 1.3%
13,477,441	[6,7]	Prime Value Obligations Fund, Institutional Shares, 0.13% (AT NET ASSET VALUE)	13,477,441
		TOTAL INVESTMENTS — 98.9% (IDENTIFIED COST $1,060,627,129)[8]	1,055,086,541
		OTHER ASSETS AND LIABILITIES - NET — 1.1%[9]	11,534,523
		TOTAL NET ASSETS — 100%	$1,066,621,064
1	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At March 31, 2010, these restricted securities amounted to $305,740,781, which represented 28.7% of total net assets.
2	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Directors (the “Directors”). At March 31, 2010, these liquid restricted securities amounted to $301,183,972, which represented 28.2% of total net assets.
3	Non-income producing security.
4	Issuer in default.
5	Market quotations and price evaluations are not available. Fair value determined in accordance with procedures established by and under the general supervision of the Directors.
6	Affiliated company.
7	7-Day net yield.
8	The cost of investments for federal tax purposes amounts to $1,081,770,903.
9	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at March 31, 2010.

Annual Shareholder Report

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of March 31, 2010, in valuing the Fund's assets carried at fair value:

Valuation Inputs
	Level 1 - Quoted Prices and Investments in Mutual Funds	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Debt Securities:
Corporate Bonds	$ —	$1,036,912,865	$ —	$1,036,912,865
Equity Securities:
Common Stock
Domestic	1,848,800	—	32	1,848,832
International	—	—	5,502	5,502
Preferred Stock
Domestic	—	2,841,901	—	2,841,901
Mutual Funds	13,477,441	—	—	13,477,441
TOTAL SECURITIES	$15,326,241	$1,039,754,766	$5,534	$1,055,086,541
Annual Shareholder Report

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
	Investments in Corporate Bonds Securities	Investments in Common Stock — Domestic Securities	Investments in Common Stock — International Securities
Balance as of April 1, 2009	$45,352	$32	$4,432
Change in unrealized appreciation (depreciation)	16,766,227	—	1,070
Net purchases (sales)	(148,075)	—	—
Realized gain (loss)	(17,157,129)	—	—
Transfer in and/or out of Level 3	493,625	—	—
Balance as of March 31, 2010	$ —	$32	$5,502
The total change in unrealized appreciation (depreciation) attributable to investments still held at March 31, 2010.	$(28,654)	$ —	$1,070

The following acronym is used throughout this portfolio:

PIK —	Payment in Kind

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Statement of Assets and Liabilities

March 31, 2010

Assets:
Total investments in securities, at value including $13,477,441 of investments in an affiliated issuer (Note 5) (identified cost $1,060,627,129)		$1,055,086,541
Cash		41,756
Income receivable		24,697,599
Receivable for investments sold		5,478,468
Receivable for shares sold		1,419,749
TOTAL ASSETS		1,086,724,113
Liabilities:
Payable for investments purchased	$16,493,391
Payable for shares redeemed	2,716,608
Payable for Directors'/Trustees' fees	1,596
Payable for distribution services fee (Note 5)	191,355
Payable for shareholder services fee (Note 5)	353,205
Accrued expenses	346,894
TOTAL LIABILITIES		20,103,049
Net assets for 145,128,896 shares outstanding		$1,066,621,064
Net Assets Consist of:
Paid-in capital		$1,576,316,962
Net unrealized depreciation of investments		(5,540,588)
Accumulated net realized loss on investments and foreign currency transactions		(505,491,669)
Undistributed net investment income		1,336,359
TOTAL NET ASSETS		$1,066,621,064
Annual Shareholder Report

Statement of Assets and Liabilities — continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($764,170,725 ÷ 103,927,870 shares outstanding), $0.001 par value, 4,000,000,000 shares authorized	$7.35
Offering price per share (100/95.50 of $7.35)	$7.70
Redemption proceeds per share (98.00/100 of $7.35)	$7.20
Class B Shares:
Net asset value per share ($150,115,012 ÷ 20,446,964 shares outstanding), $0.001 par value, 2,000,000,000 shares authorized	$7.34
Offering price per share	$7.34
Redemption proceeds per share (92.50/100 of $7.34)	$6.79
Class C Shares:
Net asset value per share ($152,335,327 ÷ 20,754,062 shares outstanding), $0.001 par value, 4,000,000,000 shares authorized	$7.34
Offering price per share	$7.34
Redemption proceeds per share (97.00/100 of $7.34)	$7.12

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Statement of Operations

Year Ended March 31, 2010

Investment Income:
Interest		$94,999,770
Dividends (including $32,972 received from an affiliated issuer (Note 5)		374,991
TOTAL INCOME		95,374,761
Expenses:
Investment adviser fee (Note 5)	$7,213,184
Administrative personnel and services fee (Note 5)	746,907
Custodian fees	38,011
Transfer and dividend disbursing agent fees and expenses	1,167,454
Directors'/Trustees' fees	13,426
Auditing fees	27,631
Legal fees	27,833
Portfolio accounting fees	177,781
Distribution services fee — Class B Shares (Note 5)	1,165,114
Distribution services fee — Class C Shares (Note 5)	993,221
Shareholder services fee — Class A Shares (Note 5)	1,666,790
Shareholder services fee — Class B Shares (Note 5)	388,371
Shareholder services fee — Class C Shares (Note 5)	329,688
Account administration fee — Class A Shares	732
Share registration costs	76,021
Printing and postage	98,835
Insurance premiums	6,166
Taxes	75,081
Miscellaneous	12,911
TOTAL EXPENSES	14,225,157
Annual Shareholder Report

Statement of Operations — continued
Waivers and Reimbursements (Note 5):
Waiver/reimbursement of investment adviser fee	$(96,921)
Waiver of administrative personnel and services fee	(15,009)
Reimbursement of shareholder services fee — Class A Shares	(51,722)
Reimbursement of shareholder services fee — Class B Shares	(1,644)
Reimbursement of shareholder services fee — Class C Shares	(1,261)
TOTAL WAIVERS AND REIMBURSEMENTS		$(166,557)
Net expenses			$14,058,600
Net investment income			81,316,161
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions			(39,196,924)
Net change in unrealized depreciation of investments			314,940,754
Net realized and unrealized gain on investments and foreign currency transactions			275,743,830
Change in net assets resulting from operations			$357,059,991

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Statement of Changes in Net Assets

Year Ended March 31	2010	2009
Increase (Decrease) in Net Assets
Operations:
Net investment income	$81,316,161	$75,524,249
Net realized loss on investments and foreign currency transactions	(39,196,924)	(28,791,483)
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	314,940,754	(221,882,597)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	357,059,991	(175,149,831)
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(56,994,383)	(51,122,224)
Class B Shares	(12,053,440)	(16,625,683)
Class C Shares	(10,159,084)	(7,950,848)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(79,206,907)	(75,698,755)
Share Transactions:
Proceeds from sale of shares	291,849,303	240,871,151
Net asset value of shares issued to shareholders in payment of distributions declared	59,896,680	52,451,105
Cost of shares redeemed	(271,706,566)	(287,973,811)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	80,039,417	5,348,445
Redemption Fees	158,088	92,444
Change in net assets	358,050,589	(245,407,697)
Net Assets:
Beginning of period	708,570,475	953,978,172
End of period (including undistributed net investment income of $1,336,359 and $955,860, respectively)	$1,066,621,064	$708,570,475

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Notes to Financial Statements

March 31, 2010

1. ORGANIZATION

Federated High Income Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to seek high current income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Directors.
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Shares of other mutual funds are valued based upon their reported NAVs.
  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Directors have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund Annual Shareholder Report normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.

The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Directors have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Directors.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

Annual Shareholder Report

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as account administration, distribution services and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended March 31, 2010, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of March 31, 2010, tax years 2007 through 2010 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America, and the state of Maryland and the Commonwealth of Pennsylvania.

Other Taxes

As an open-end management investment company incorporated in the state of Maryland but domiciled in the Commonwealth of Pennsylvania, the Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the Fund, as represented by average net assets for the tax year.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Annual Shareholder Report

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Restricted Securities

The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Directors.

Annual Shareholder Report

Additional information on restricted securities, excluding securities purchased under Rule 144A, if applicable, that have been deemed liquid by the Directors, held at March 31, 2010, is as follows:
Security	Acquisition Date	Acquisition Cost	Market Value
CVC Claims Litigation LLC	3/26/1997 - 6/18/1997	$7,280,944	$ —
Chemtura Corp., Sr. Note, 6.875%, 6/1/2016	4/19/2006 - 5/12/2008	$3,472,053	$4,189,000
Hard Rock Park Operations LLC, Sr. Secd. Note, 7.383%, 4/1/2012	3/23/2006	$3,283,529	$ —
Herbst Gaming, Inc., Sr. Sub. Note, 7.00%, 11/15/2014	11/5/2004 - 1/3/2008	$3,002,875	$22,650
Motels of America, Inc.	8/30/1994	$117,506	$ —
Royal Oak Mines, Inc.	7/31/1998 - 2/24/1999	$26,419	$5,502
Sleepmaster LLC	12/23/2004	$ —	$32
WDAC Subsidiary Corp., Sr. Note, 8.375%, 12/1/2014	11/30/2004 - 11/3/2005	$5,217,938	$339,625

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. CAPITAL STOCK

The following tables summarize capital stock activity:

Year Ended March 31	2010		2009
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	33,409,379	$218,320,784	32,416,880	$202,204,677
Shares issued to shareholders in payment of distributions declared	6,609,446	44,006,770	5,895,208	36,277,880
Shares redeemed	(25,398,994)	(172,685,946)	(29,382,034)	(179,534,544)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	14,619,831	$89,641,608	8,930,054	$58,948,013
Year Ended March 31	2010		2009
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	3,297,882	$21,547,337	2,305,059	$13,599,741
Shares issued to shareholders in payment of distributions declared	1,285,270	8,488,828	1,735,634	10,812,669
Shares redeemed	(10,114,671)	(67,287,653)	(13,259,701)	(83,818,775)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(5,531,519)	$(37,251,488)	(9,219,008)	$(59,406,365)
Annual Shareholder Report

Year Ended March 31	2010		2009
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	7,977,583	$51,981,182	4,493,615	$25,066,733
Shares issued to shareholders in payment of distributions declared	1,109,011	7,401,082	872,836	5,360,556
Shares redeemed	(4,621,168)	(31,732,967)	(3,942,959)	(24,620,492)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	4,465,426	$27,649,297	1,423,492	$5,806,797
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	13,553,738	$80,039,417	1,134,538	$5,348,445

Redemption Fees

The Fund imposes a 2.00% redemption fee to shareholders of the Fund's Class A Shares, Class B Shares and Class C Shares who redeem shares held for 90 days or less. Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, will not be subject to the redemption fee. All redemption fees are recorded by the Fund as additions to paid-in capital. For the year ended March 31, 2010, the redemption fees for Class A Shares, Class B Shares and Class C Shares amounted to $110,837, $25,658 and $21,593, respectively. For the year ended March 31, 2009, the redemption fees for Class A Shares, Class B Shares and Class C Shares amounted to $60,569, $21,605 and $10,270, respectively.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for discount accretion/premium amortization on debt securities, defaulted securities and expiration of capital loss carryforwards.

For the year ended March 31, 2010, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(245,661,210)	$(1,728,755)	$247,389,965

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended March 31, 2010 and 2009, was as follows:

	2010	2009
Ordinary income	$79,206,907	$75,698,755
Annual Shareholder Report

As of March 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,756,077
Net unrealized depreciation	$(26,684,362)
Capital loss carryforwards and deferrals	$(484,767,613)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for the deferral of losses on wash sales, discount accretion/premium amortization on debt securities, defaulted securities and partnerships.

At March 31, 2010, the cost of investments for federal tax purposes was $1,081,770,903. The net unrealized depreciation of investments for federal tax purposes was $26,684,362. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $65,465,710 and net unrealized depreciation from investments for those securities having an excess of cost over value of $92,150,072.

At March 31, 2010, the Fund had a capital loss carryforward of $465,550,512 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2011	$297,612,303
2012	$108,709,413
2015	$4,718,377
2016	$2,637,413
2017	$9,669,785
2018	$42,203,221

Capital loss carryforwards of $245,607,631 expired during the year ended March 31, 2010.

Under current tax regulations, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of March 31, 2010, for federal income tax purposes, post October losses of $19,217,101 were deferred to April 1, 2010.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company is the Fund's investment adviser (the “Adviser”). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended March 31, 2010, the Adviser voluntarily waived $89,929 of its fee.

Annual Shareholder Report

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended March 31, 2010, the net fee paid to FAS was 0.076% of average daily net assets of the Fund. FAS waived $15,009 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended March 31, 2010, FSC retained $319,993 of fees paid by the Fund.

Sales Charges

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended March 31, 2010, FSC, retained $199,999 in sales charges from the sale of Class A Shares. FSC also retained $3 of CDSC relating to redemptions of Class A Shares and $23,966 relating to redemptions of Class C Shares.

Annual Shareholder Report

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. For the year ended March 31, 2010, FSSC voluntarily reimbursed $54,627 of shareholder services fees. For the year ended March 31, 2010, FSSC received $39,856 of fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights) paid by the Fund's Class A Shares, Class B Shares and Class C Shares (after the voluntary waivers and reimbursements) will not exceed 1.23%, 1.99% and 1.99% (the “Fee Limit”), respectively, through the later of (the “Termination Date”): (a) May 31, 2011; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Directors.

General

Certain Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Holdings

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended March 31, 2010, the Adviser reimbursed $6,992. Transactions with the affiliated company during the year ended March 31, 2010, were as follows:

Affiliate	Balance of Shares Held 3/31/2009	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 3/31/2010	Value	Dividend Income
Prime Value Obligations Fund, Institutional Shares	4,702,049	231,508,947	222,733,555	13,477,441	$13,477,441	$32,972

6. Investment TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations (and in-kind contributions), for the year ended March 31, 2010, were as follows:

Purchases	$401,768,996
Sales	$325,302,559
Annual Shareholder Report

7. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of March 31, 2010, there were no outstanding loans. During the year ended March 31, 2010, the Fund did not utilize the LOC.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of March 31, 2010, there were no outstanding loans. During the year ended March 31, 2010, the program was not utilized.

9. Legal Proceedings

Since October 2003, Federated Investors, Inc. and related entities (collectively, “Federated”), and various Federated sponsored mutual funds (Federated Funds) have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of certain Federated Funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. Federated without admitting the validity of any claim has reached a preliminary settlement with the Plaintiffs in these cases. Any settlement would have to be approved by the Court. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania. These lawsuits have been consolidated into a single action alleging excessive advisory fees involving one of the Federated Funds. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel, have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek monetary damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the allegations in these matters will not result in increased redemptions, or reduced sales of shares of the Federated Funds, or other adverse consequences for the Federated Funds.

10. Subsequent events

Management has evaluated subsequent events through the date the financial statements were issued, and determined that no events have occurred that require additional disclosure.

Annual Shareholder Report

11. FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended March 31, 2010, 0.33% of total ordinary dividends paid by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended March 31, 2010, 0.33% qualify for the dividend received deduction available to corporate shareholders.

Annual Shareholder Report

Report of Independent Registered Public Accounting Firm

TO the SHAREHOLDERS and board of Dirctors of Federated High Income Bond Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Federated High Income Bond Fund, Inc. (the “Fund”), including the portfolio of investments, as of March 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated High Income Bond Fund, Inc. at March 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
May 17, 2010

Annual Shareholder Report

Board of Directors and Fund Officers

The Board is responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2009, the Fund comprised one portfolio(s), and the Federated Fund Complex consisted of 43 investment companies (comprising 145 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Fund Directors and is available, without charge and upon request, by calling 1-800-341-7400.

Interested DIRECTORS Background

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 DIRECTOR Began serving: September 1975	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.
Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND DIRECTOR Began serving: July 1987	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
Annual Shareholder Report

INDEPENDENT DIRECTORS Background

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Conroy, Jr., Ph.D. Birth Date: June 23, 1937 DIRECTOR Began serving: August 1991	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology, Blessed Edmund Rice School for Pastoral Ministry.
Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.
Qualifications: Business management and director experience.
Nicholas P. Constantakis, CPA Birth Date: September 3, 1939 DIRECTOR Began serving: November 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex.
Other Directorship Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (architecture, engineering and construction services).
Previous Position: Partner, Andersen Worldwide SC.
Qualifications: Public accounting and director experience.
John F. Cunningham Birth Date: March 5, 1943 DIRECTOR Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex.
Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.
Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.
Qualifications: Business management and director experience.
Maureen Lally-Green Birth Date: July 5, 1949 DIRECTOR Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, Auberle; Trustee St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County; Director, Carlow University.
Previous Position: Pennsylvania Superior Court Judge.
Qualifications: Legal and director experience.
Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Peter E. Madden Birth Date: March 16, 1942 DIRECTOR Began serving: August 1991	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex.
Other Directorship Held: Board of Overseers, Babson College.
Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
Qualifications: Business management, mutual fund services and director experience.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 DIRECTOR Began serving: January 1999	Principal Occupations: Director or Trustee and Chairman of the Audit Committee of the Federated Fund Complex; Management Consultant.
Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
Qualifications: Banking, business management, public accounting and director experience.
R. James Nicholson Birth Date: February 4, 1938 DIRECTOR Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.
Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.
Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.
Qualifications: Legal, government, business management and mutual fund director experience.
Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O'Neill Birth Date: June 14, 1951 DIRECTOR Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.
Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
Qualifications: Business management, mutual fund, director and investment experience.
John S. Walsh Birth Date: November 28, 1957 DIRECTOR Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Previous Position: Vice President, Walsh & Kelly, Inc.
Qualifications: Business management and director experience.
James F. Will Birth Date: October 12, 1938 DIRECTOR Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.
Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.
Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.
Qualifications: Business management, education and director experience.
Annual Shareholder Report

OFFICERS

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: September 1975	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Mark E. Durbiano Birth Date: September 21, 1959 VICE PRESIDENT Began serving: November 1998	Principal Occupations: Mark E. Durbiano has been the Fund's Portfolio Manager since January 1987. He is Vice President of the Fund. Mr. Durbiano joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. From 1988 through 1995, Mr. Durbiano was a Portfolio Manager and a Vice President of the Fund's Adviser. Mr. Durbiano has received the Chartered Financial Analyst designation and an M.B.A. in Finance from the University of Pittsburgh.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract - May 2009

FEDERATED HIGH INCOME BOND FUND, INC. (THE “FUND”)

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2009. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize “economies of scale” as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

Annual Shareholder Report

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace. With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons Annual Shareholder Report with other similar mutual funds more heavily than non-mutual fund products or services because, it is believed that, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

For the periods covered by the report, the Fund's performance for the three-year and five-year periods was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the one-year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or Annual Shareholder Report reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reports regarding the institution or elimination of these voluntary waivers.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the period covered by the report, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these Annual Shareholder Report circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's Web site at FederatedInvestors.com. To access this information from the “Products” section of the Web site, click on the “Prospectuses and Regulatory Reports” link under “Related Information,” then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Prospectuses and Regulatory Reports” link. Form N-PX filings are also available at the SEC's Web site at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's Web site at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated's Web site at FederatedInvestors.com by clicking on “Portfolio Holdings” under “Related Information,” then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Portfolio Holdings” link.

Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated High Income Bond Fund, Inc.
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 314195108
Cusip 314195207
Cusip 314195306

8042507 (5/10)

Federated is a registered mark of Federated Investors, Inc.
2010 Federated Investors, Inc.

Item 2.                      Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics.  To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   Nicholas P. Constantakis, Charles F. Mansfield, Jr. and Thomas M. O’Neill.

Item 4.                      Principal Accountant Fees and Services

(a)           Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2010 - $27,600

Fiscal year ended 2009 - $27,600

(b)                      Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2010 - $31

Fiscal year ended 2009 - $0

Audit Committee Meeting.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)                       Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2010 - $0

Fiscal year ended 2009 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)                      All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2010 - $0

Fiscal year ended 2009 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1)                      Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee.  The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services.  The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations.  The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman.  The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting.  The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee.  The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide.  The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor.  The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence.  However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)
The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)
Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant  at the time of the engagement to be non-audit services; and

(3)
Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee.  Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2)                      Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2010 – 0%

Fiscal year ended 2009 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2010 – 0%

Fiscal year ended 2009 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2010 – 0%

Fiscal year ended 2009 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:
Fiscal year ended 2010 - $358,115

Fiscal year ended 2009 - $156,239

(h)                      The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.                      Audit Committee of Listed Registrants

Not Applicable

Item 6.                      Schedule of Investments

Not Applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.                      Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11.                                Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.                                Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Federated High Income Bond Fund, Inc.

By	/S/ Richard A. Novak
Richard A. Novak, Principal Financial Officer
Date	May 17, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ J. Christopher Donahue
J. Christopher Donahue, Principal Executive Officer
Date	May 17, 2010

By	/S/ Richard A. Novak
Richard A. Novak, Principal Financial Officer
Date	May 17, 2010